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                                 A D D E N D U M
                                       TO
                              EMPLOYMENT AGREEMENT
                              ====================

THIS ADDENDUM is to that certain Employment Agreement dated February 1, 1986, by and between NORTH VALLEY BANCORP, NORTH VALLEY BANK ("Employer") and DONALD V. CARTER ("Employee").

         1. Pursuant to an Addendum to the employment contract dated July 1, 1989, the Board of Directors determined that the term of the employment contract would be extended to December 31, 1999.

DATED: January 21, 1997.

EMPLOYER:                                    EMPLOYEE:

NORTH VALLEY BANCORP

By /s/ Rudy V. Balma                         /s/ Donald V. Carter
   ------------------------                  ---------------------------
   Rudy V. Balma,                            Donald V. Carter
   Chairman of the Board

NORTH VALLEY BANK

By /s/ Rudy V. Balma
   ------------------------
   Rudy V. Balma,
   Chairman of the Board

                                                                   Exhibit 10(b)